SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 27, 2003

UST Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-17506	06-1193986

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 West Putnam Avenue, Greenwich, Connecticut 06830

(Address of Principal Executive Offices) (Zip Code)

(203) 661-1100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 11. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On May 27, 2003, UST Inc. (the “Company”) sent a notice to its directors and officers subject to Section 16 of the Securities Exchange Act of 1934, as amended, informing them that a blackout period is expected to be in effect beginning on July 1, 2003 and ending during the week of July 20, 2003, restricting them from purchasing, acquiring, selling or otherwise transferring certain equity securities of the Company. This notice was provided pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002.

A copy of the notice provided to the Company’s directors and Section 16 reporting officers is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company received the notice required by section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974 on May 22, 2003. During the blackout period and for a two year period after the end of the blackout period, a security holder or other interested person may obtain, without charge, the actual start and end dates of the blackout period by contacting the Secretary of UST Inc., 100 West Putnam Avenue, Greenwich, CT 06830 (203) 661-1100.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Document Description
99.1	Notice to Directors and Officers Subject to Section 16, dated May 27, 2003

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 28, 2003

UST INC.

By:	/s/ Debra A. Baker

Name: Debra A. Baker
Title: Senior Vice President and Secretary

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EXHIBIT INDEX

Exhibit No.	Document Description
99.1	Notice to Directors and Officers Subject to Section 16, dated May 27, 2003

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